Exhibit 99.1

Sterling Bancorp Announces Closing of Acquisition of Sterling Bank and Trust, F.S.B. by EverBank Financial Corp; Certificate of Dissolution to be Filed and Common Stock to be Delisted

Southfield, Michigan, March 31, 2025 — Sterling Bancorp, Inc. (NASDAQ: SBT) (“Sterling” or the “Company”), the holding company of Sterling Bank and Trust, F.S.B. (the “Bank”), today announced the closing of the previously announced sale of all of the issued and outstanding shares of capital stock of the Bank to EverBank Financial Corp, a Delaware corporation (“EverBank”), which will become effective as of 12:01 a.m. (Eastern Time) on April 1, 2025. In connection with the closing of the sale, the Company received a fixed purchase price of $261 million in cash pursuant to the definitive Stock Purchase Agreement by and among the Company, the Bank and EverBank, dated September 15, 2024. Additionally, immediately following the effectiveness of the sale transaction, the Bank will be merged with and into EverBank, National Association, the bank subsidiary of EverBank, with EverBank, National Association as the surviving bank. Following the effectiveness of the bank merger, the separate corporate existence of the Bank will cease. All branches of the Bank, other than its Michigan branch, will open as EverBank branches on April 1, 2025. Former Sterling customers at those branches will receive additional information regarding the effects of the bank merger on their deposit and loan accounts. The Bank’s Michigan branch has been closed, effective as of the close of business on March 31, 2025.

The Company also today announced that, consistent with the Plan of Dissolution, the Company expects to file a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs on April 1, 2025 in order to wind down and dissolve the Company in accordance with Michigan law. Once the certificate of dissolution is filed, the Company will close its stock transfer books. In addition, the Company will request that its common stock be delisted from the Nasdaq Capital Market and has requested that trading in the common stock be suspended as of the close of business today.

Effective as of the closing of the sale transaction, Peggy Daitch, Tracey Dedrick, Benjamin Wineman and Eboh Okorie have resigned from their roles as directors of the Company.

“The closing of this transaction with EverBank was only possible with the extraordinary contributions of our Board of Directors, Executive team, and all Sterling employees. We were also fortunate to have had the opportunity to work with the EverBank team to complete this transaction. They have been an excellent and cooperative partner during this transition period and I am convinced that they will enjoy a successful future with the Sterling staff and branch locations that are added to theirs. This sale marks the closing of an almost five-year tenure at Sterling for me. The opportunity to turn the Bank around from its difficulties has been an experience that I will not forget. The pleasure of working with so many talented bankers has made the workload manageable and the outcome successful. I am also thankful to our shareholders for the consistent support, patience and encouragement shown to me throughout my term of office, and as we commence the wind down process for Sterling Bancorp. I expect we will communicate with you in the next day or so on the dissolution, wind down and initial liquidating distribution,” said Thomas M. O’Brien, Chairman, President and Chief Executive Officer.

About Sterling Bancorp, Inc.

Prior to completion of the sale, Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in the San Francisco and Los Angeles, California metropolitan areas and New York City. Sterling offers a range of loan products as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at https://investors.sterlingbank.com.

Forward-Looking Statements

This Press Release contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, threatened litigation, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Press Release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2025, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Press Release and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Press Release. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Investor Contact:

Sterling Bancorp, Inc.

Karen Knott

Executive Vice President and Chief Financial Officer

(248) 359-6624

kzaborney@sterling-hc.com